UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2016

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K of Vanguard Natural Resources, LLC, a Delaware limited liability company (referred to herein as the “Company,” “Vanguard,” “we,” “us,” or “our”), originally filed with the Securities and Exchange Commission (“SEC”) on October 26, 2016 (the “Original 8-K”), the Company entered into the Limited Waiver and Eleventh Amendment (the “Waiver and Eleventh Amendment”) to the Third Amended and Restated Credit Agreement, as amended from time to time (the “Credit Agreement”), among the Borrower, Citibank N.A., as Administrative Agent and L/C Issuer (the “Administrative Agent”) and the financial institutions party thereto (the “First Lien Lenders”).

On October 26, 2016, the Administrative Agent indicated to the Company that it recommended an additional decrease in the borrowing base from $1.325 billion to $1.1 billion. On November 3, 2016, the reduction in the borrowing base became effective following approval by two-thirds of the First Lien Lenders (voting by commitments).

The foregoing description of the Waiver and Eleventh Amendment is not complete and is qualified by reference to the complete document, which was attached as an exhibit to the Original 8-K and is incorporated herein by reference.

The information included in Item 2.04 below is incorporated herein by reference herein.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information included in Item 1.01 above is incorporated herein by reference. The Company’s decrease in its borrowing base from $1.325 billion to $1.1 billion became effective on November 3, 2016. As of that date, Vanguard has $1.3 billion in outstanding borrowings and approximately $0.3 million in outstanding letters of credit, resulting in a borrowing base deficiency of approximately $187.3 million, not including current cash on hand of approximately $29.0 million. After consideration of the first $37.5 million deficiency payment made in connection with the Waiver and Eleventh Amendment on October 26, 2016, the Company intends to repay the remaining borrowing base deficiency of $187.3 million in five equal monthly installments of $37.5 million beginning in January 2017. The Company anticipates that its forecasted excess cash flow will not be sufficient to pay the remaining borrowing base deficiency. Refinancing or restructuring our debt, selling assets, reducing or delaying our drilling program or seeking to raise additional capital through non-traditional lending or other private sources of capital will be necessary to satisfy this requirement in order to be back in compliance under the Credit Agreement.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1
Limited Waiver and Eleventh Amendment, dated October 26, 2016, to Third Amended and Restated Credit Agreement, among Vanguard Natural Gas, LLC, Citibank N.A., as Administrative Agent and L/C Issuer and the financial institutions thereto (incorporated by reference to the Form 8-K filed by the registrant on October 26, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

Dated: November 4, 2016	By:	/s/ Richard A. Robert
		Name:	Richard A. Robert
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1
Limited Waiver and Eleventh Amendment, dated October 26, 2016, to Third Amended and Restated Credit Agreement, among Vanguard Natural Gas, LLC, Citibank N.A., as Administrative Agent and L/C Issuer and the financial institutions thereto (incorporated by reference to the Form 8-K filed by the registrant on October 26, 2016).